EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND

CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

In connection with the Annual Report of Wells Real Estate Investment Trust, Inc. (the “Registrant”) on Form 10-K for the year ended December 31, 2006, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Donald A. Miller, CFA, Chief Executive Officer of the Registrant, and Douglas P. Williams, Chief Financial Officer of the Registrant, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) that, to the best of our knowledge and belief:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

It is not intended that this statement be deemed to be filed for the purposes of the Securities Exchange Act of 1934.

By:	/s/ DONALD A. MILLER, CFA
Donald A. Miller, CFA Chief Executive Officer March 27, 2007

By:	/s/ DOUGLAS P. WILLIAMs
Douglas P. Williams Chief Financial Officer March 27, 2007